                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 28, 2000


                              TeleCorp PCS, Inc.
              (Exact Name of Registrant as Specified in Charter)



         Delaware                    000-27901                 54-1872248
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


              1010 N. Glebe Road, Suite 800, Arlington, VA 22201
         (Address of Principal Executive Offices, including Zip Code)


      Registrant's telephone number, including area code:  (703) 236-1100


                                      N/A
         (Former Name or Former Address if Changed Since Last Report.)


Item 5.  Other Events.

     This Form 8-K/A amends the Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 29, 2000. On February 28, 2000, TeleCorp PCS, Inc., a Delaware corporation ("TeleCorp"), Tritel, Inc., a Delaware corporation ("Tritel"), and AT&T Wireless Services, Inc., a Delaware corporation, executed a definitive Agreement and Plan of Reorganization and Contribution (the "Merger Agreement"). Additionally, on February 28, 2000, AT&T Wireless PCS, LLC, a Delaware limited liability company, TeleCorp, and certain other affiliates of TeleCorp, executed a definitive Asset Exchange Agreement (the "Asset Exchange Agreement"). Joint press releases related to the above, dated February 28, 2000, were issued by TeleCorp and Tritel and by TeleCorp and AT&T. Copies of both press releases, dated February 28, 2000, are attached hereto as Exhibits 99.1 and 99.2 respectively, and are incorporated herein by reference.
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Item 7.  Financial Statements and Exhibits.

          (c) The following exhibits are filed with this report:

Exhibit Number                Description
--------------                -----------

     99.1 Joint Press Release of TeleCorp PCS, Inc. and Tritel, Inc., dated February 28, 2000.

     99.2 Joint Press Release of TeleCorp PCS, Inc. and AT&T Wireless PCS, LLC, dated February 28, 2000.

     The foregoing communications contain forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. References made in the foregoing, in particular, statements regarding the proposed business combination between TeleCorp and Tritel are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: inability to obtain, or meet conditions imposed for, governmental approvals for the business combination; failure of the TeleCorp or Tritel stockholders to approve the business combination; costs related to the business combination; the risk that the TeleCorp and Tritel businesses will not be integrated successfully; and other economic, business, competitive and/or regulatory factors affecting TeleCorp's or Tritel's business generally. TeleCorp and Tritel are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise.

     For a detailed discussion of these and other cautionary statements, please refer to TeleCorp's filings with the Securities and Exchange Commission (the "Commission"), especially in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of TeleCorp's Form S-1 Registration Statement that became effective in October, 1999. In addition, please refer to Tritel's filings with the Commission, especially the "Risk Factors", "Information Regarding Forward-looking Statements and Market Data", and "Management's Discussion and Analysis" sections of its Form S-1/A, filed December 13, 1999, and its Current Report on Form 8-K dated February 29, 2000.

     A joint proxy statement/prospectus will be filed by TeleCorp and Tritel with the Commission as soon as practicable. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE COMMISSION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by TeleCorp and Tritel with the Commission at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and other documents filed with the Commission by TeleCorp may also be obtained for free from TeleCorp by directing a request to TeleCorp PCS, Inc., 1010 N. Glebe Road, Suite 800, Arlington, VA 22201, telephone: (703) 236-1100. In addition, the joint proxy statement/prospectus and other documents filed with the Commission by Tritel may be obtained for free from Tritel by directing a request to Tritel, Inc., 111 E. Capitol Street, Suite 500, Jackson, MS 39201, Attention:
Shareholder Relations, telephone:  (601) 914-8000.

     TeleCorp and the following directors, executive officers and employees of TeleCorp may solicit proxies from TeleCorp shareholders in favor of the transactions contemplated by the Merger Agreement. The participants in this solicitation may include the following executive officers and directors of
Telecorp: Gerald T. Vento (Chief Executive Officer and Chairman); Thomas H. Sullivan (Executive Vice President, Chief Financial Officer and Director); Julie
A. Dobson (Vice President and Chief Operating Officer); Scott Anderson (Director); Rohit M. Desai (Director); Michael R. Hannon (Director); James M. Hoak (Director); William Kussell (Director); Michael Schwartz (Director); and Mary Hawkins-Key (Director).

The following is a list of TeleCorp and Tritel securities, if any, held by each individual that may be a participant:

Gerald T. Vento owns 4,482,385 Shares of TeleCorp Class A Voting Common Stock (the "Class A Common Stock"), 105,444 shares of TeleCorp Class C Common Stock (the "Class C Common Stock") and 3,137 shares of TeleCorp Class D Common Stock (the "Class D Common Stock"). Mr. Vento serves as a manager and is a member of TeleCorp Investment Corp. II, L.L.C. ("TeleCorp Investment"). TeleCorp Investment holds 492,064 shares of the Class A Common Stock and 11,366 shares of the Class D Common Stock.

Thomas H. Sullivan holds 2,728,891 shares of the Class A Common Stock, 65,373 shares of the Class C Common Stock and 699 shares of the Class D Common Stock. Mr. Sullivan serves as manager and is the manager of a member of TeleCorp Investment.

Julie A. Dobson beneficially owns 1,601,279 shares of the Class A Common Stock.

Scott Anderson holds vested options to purchase 7,725 shares of the Class A Common Stock and unvested options to purchase 23,175 shares of the Class A Common Stock. Mr. Anderson is a principal of Cedar Grove Partners, LLC. ("Cedar Grove"). Cedar Grove owns 4.49% of TeleCorp Investment. Additionally, Mr. Anderson beneficially owns 420 shares of the Tritel Class A Voting Common Stock and has been granted options to purchase 15,000 shares of the Tritel Class A Voting Common Stock.

Rohit M. Desai serves as the managing partner of each of Private Equity Investors III, L.P. and Equity-Linked Investors-II. Private Equity Investors III, L.P. holds 8,848,318 shares of the Class A Common Stock, 13,457 shares of the Class C Common Stock and 105,947 shares of the Class D Common Stock. Equity-Linked Investors-II holds 13,457 shares of the Class D Common Stock and 88,341 shares of the Class D Common Stock.

Michael R. Hannon serves as Vice President of CB Capital Investors, L.P. ("CB
Capital").   C.B. Capital owns more than a majority interest in TeleCorp
Investment Corp., LLC. CB Capital holds 15,265,692 shares of the Class A Common Stock, 27,489 shares of the Class C Common Stock and 199,522 shares of the Class D Common Stock. TeleCorp Investment Corp., L.L.C. holds 352,956 shares of the Class A Common Stock, 575 shares of the Class C Common Stock and 3,780 shares of the Class D Common Stock.

James M. Hoak is Chairman and a Principal of Hoak Capital Corporation. Hoak Capital Corporation manages both HCP Capital Fund, L.P., and Hoak
Communications Partnerships, L.P. Mr. Hoak is Chairman of James M. Hoak & Co. which is General Partner of HCP Capital Fund, L.P. Mr. Hoak is also a direct Partner of HCP Capital Fund, L.P. Mr. Hoak is Manager of Hoak Partners, LLC which is General Partner of HCP Investment, LP which is General Partner of Hoak Communications Partners, LP. Mr. Hoak is also a direct Partner of HCP Investment, LP. HCP Capital Fund, L.P. holds 919,881 shares of the Class A Common Stock, 1,691 shares of the Class C Common Stock and 12,212 shares of the Class D Common Stock. Hoak Communications Partners, L.P. holds 10,054,900 shares of the Class A Common Stock, 18,494 shares of the Class C Common Stock and 133,510 shares of the Class D Common Stock.

William Kussell holds vested options to purchase 7,725 shares of the Class A Common Stock and unvested options to purchase 23,175 shares of the Class A Common Stock.

Michael Schwartz is a Vice President in AT&T's Acquisitions and Development group and Mary Hawkins-Key is Senior Vice President of Partnership Operations for AT&T Wireless PCS, LLC. ("AT&T Wireless"). AT&T Wireless holds 3,149,737 shares of the Class A Common Stock, 9,339,511 shares of TeleCorp Series F Preferred Stock (the "Series F Preferred Stock") and 122,890 shares of the Class D Common Stock. TWR Cellular, Inc. ("TWR Cellular"), an affiliate of AT&T Wireless, holds 5,573,267 shares of the Series F Preferred Stock and 72,173 shares of the Class D Common Stock. In addition, AT&T Wireless holds 4,490,955.14 shares of the Tritel Class A Voting Common Stock, 2,927,210 shares of the Tritel Class B Non-voting Common Stock, 303,856.13 shares of the Tritel Class D Common Stock and 37,303 shares of the Tritel Series D Convertible Preferred Stock. TWR Cellular holds 9071 shares of the Tritel Series D Convertible Preferred Stock.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCorp PCS, Inc.
------------------



/s/ Thomas H. Sullivan
----------------------
Thomas H. Sullivan
Executive Vice President and
Chief Financial Officer


Date:  March 10, 2000

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                                 EXHIBIT INDEX


Exhibit No.              EXHIBIT
-----------              -------
99.1 Joint Press Release of TeleCorp PCS, Inc. and Tritel, Inc., dated February 28, 2000.

99.2 Joint Press Release of TeleCorp PCS, Inc. and AT&T Wireless PCS, LLC, dated February 28, 2000.